UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 9, 2009
America Service Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23340	51-0332317

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 373-3100
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 9, 2009, at the Annual Meeting of Stockholders (the “Annual Meeting”) of America Service Group Inc. (the “Company”), the Company’s stockholders approved the America Service Group Inc. 2009 Equity Incentive Plan (the “2009 Equity Plan”). A description of the material terms of the 2009 Equity Plan is set forth under the heading “Proposal Two: Approval of the 2009 Equity Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2009 (the “Proxy Statement”), which description is incorporated by reference into this Item 5.02. The foregoing description of the 2009 Equity Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2009 Equity Plan, a copy of which is included as Annex A to the Proxy Statement and is incorporated herein by reference.
Item 8.01. Other Events.
     The Company’s stockholders also elected the following individuals at the Annual Meeting to serve as directors of the Company until the 2010 Annual Meeting of Stockholders or until their successors are duly elected and qualified: Burton C. Einspruch, M.D., William M. Fenimore, Jr., John W. Gildea, Richard Hallworth, John C. McCauley, Michael W. Taylor and Richard D. Wright.
Item 9.01. Financial Statements and Exhibits.
          (a) Not applicable.
          (b) Not applicable.
          (c) Not applicable.
          (d) Exhibits:

10.1	America Service Group Inc. 2009 Equity Incentive Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A filed April 30, 2009).

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.
Date: June 10, 2009	By:	/s/ Michael W. Taylor
Michael W. Taylor
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

10.1	America Service Group Inc. 2009 Equity Incentive Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A filed April 30, 2009).